Exhibit (10)(o)(ix)

CONSENT AND MODIFICATION

September 27, 2002

Potlatch Corporation
601 West Riverside Avenue, Suite 1100
Spokane, WA 99201
Attn: Gerald L. Zuehlke, Vice President and Chief Financial Officer

Re:
Credit Agreement, dated as of June 29, 2001 among Potlatch Corporation, a Delaware corporation, as Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (as amended and modified by the First Amendment thereto dated August 27, 2001, the Second Amendment thereto dated December 19, 2001, the Third Amendment and Waiver thereto dated January 24, 2002, that certain consent letter dated March 19, 2002 (the “Cloquet Consent”), that certain Consent and Modification dated June 12, 2002 relating to the Cloquet Consent, that certain Fourth Amendment to Credit Agreement and Waiver dated as of July 16, 2002, that certain Fifth Amendment to Credit Agreement dated as of September 9, 2002, and that certain Consent and Modification dated as of September 11, 2002 and as further amended, modified, restated and supplemented from time to time, the “Credit Agreement”).

Ladies and Gentlemen:

Reference is hereby made to the above-referenced Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

You have asked Bank of America, as Issuing Lender for all new Letters of Credit under the Credit Agreement, to issue one or more commercial Letters of Credit under the Credit Agreement. Pursuant to the terms of Section 2.2(a) of the Credit Agreement, the Issuing Lender may only issue standby Letters of Credit. Accordingly, you have requested that, notwithstanding the terms of Section 2.2(a) of the Credit Agreement, the Required Lenders, the Agent and Bank of America, as Issuing Lender, consent to the issuance of one or more commercial Letters of Credit under the Credit Agreement.

The Required Lenders, the Agent and Bank of America, as Issuing Lender, hereby consent to (a) the issuance of one or more commercial Letters of Credit, subject to the other terms and conditions set forth in the Credit Agreement relating to Letters of Credit, and (b) in order to facilitate the issuance of the commercial Letters of Credit, the following modifications to the Credit Agreement:

(i)  Section 2.2(a) of the Credit Agreement is hereby modified by deleting the phrase “standby Letters of Credit” in the first sentence thereof and replacing it with the phrase “standby and commercial Letters of Credit”.

(ii)  Section 2.2(h) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(h)   Applicability of ISP98 and UCP.    Unless otherwise expressly agreed by the applicable Issuing Lender and the Borrower when a Letter of Credit is issued, (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.”.

Except to the extent specifically provided to the contrary in this letter, all terms and conditions of the Credit Agreement shall remain in full force and effect, without modification or limitation. This consent and modification shall not operate as a consent to any other action or inaction by the Borrower or any of the Guarantors, or as a waiver of any right, power, or remedy of any Lender or the Agent under, or any provision contained in, the Credit Agreement except as specifically provided herein. This consent and may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. This letter shall constitute a Credit Document.

Very truly yours,

LENDERS:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., individually in its capacity as Issuing Lender and a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

COBANK, ACB

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

[Lender Signatures Continue]

WACHIVIA BANK, NATIONAL ASSOCIATION (F/K/A WACHOVIA BANK, N.A.)

By:
Name:
Title:

NORTHWEST FARM CREDIT SERVICES, PCA

By:
Name:
Title:

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:
Name:
Title:

CAPITAL FARM CREDIT

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

The terms of the foregoing Consent and Modification dated as of September 27, 2002 are hereby acknowledged and agreed to:

BORROWER:	POTLATCH CORPORATION

By:
Name:
Title:

SUBIDIARY GUARANTORS:	THE PRESCOTT AND NORTHWESTERN RAILROAD COMPANY

By:
Name:
Title:

ST. MARIES RIVER RAILROAD COMPANY

By:
Name:
Title:

WARREN AND SALINE RIVER RAILROAD COMPANY

By:
Name:
Title: